                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 31, 2001

                            NEXELL THERAPEUTICS INC.
               (Exact name of registrant as specified in charter)


  DELAWARE                          0-19153                     06-1192468
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


               9 Parker, Irvine, CA                                  92618
       (Address of principal executive offices)                    (Zip code)

      Registrant's telephone number, including area code:  (949) 470-9011


                                 Not applicable
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On August 31, 2001, Nexell Therapeutics Inc. (the "Registrant" or the "Company") and its wholly owned subsidiary, Nexell of California, Inc. ("Nexell California" and together with the Registrant, the "Nexell Group") completed the sale to Baxter Healthcare Corporation ("Baxter") of certain assets and liabilities of the Nexell Group's cell processing business (including trade receivables, inventory and fixed assets and all of the stock of the Registrant's wholly owned subsidiary, Nexell International Sprl) as well as worldwide sales, marketing and distribution rights for the related products (including the Isolex(R) 300i Magnetic Cell Selection System) for an estimated net purchase price of $4,300,000 (subject to adjustment for final settlement of the closing balance sheet, certain European taxes and other items) and royalties on future product sales (the "Transaction"). Approximately $2,600,000 of the estimated purchase price was paid at closing. The amount of consideration paid in the

Transaction was the product of arm's length negotiations between the parties. Pursuant to the Transaction, Baxter has offered certain Nexell Group employees positions with Baxter. Consistent with the Nexell Group's streamlined business plans, its permanent workforce will be reduced to approximately 25 employees. The Company had informed all terminating employees of this as of August 31, 2001. The Registrant anticipates recording a charge of approximately $605,000 in September through November 2001 related to severance and/or related costs, and the transfer of distribution responsibilities, with the impact of spending reductions expected to be reflected in operating results commencing on December 1, 2001. Upon closing of the Transaction, substantially all of the Nexell Group's current revenue-producing activities have ceased, and the Nexell Group will focus on development of new cellular therapy products.

     The Transaction was effected pursuant to the terms of an Asset Purchase Agreement dated August 3, 2001 among the Registrant, Nexell California and Baxter ("Asset Purchase Agreement"); a Distribution and License Agreement dated August 31, 2001 between Baxter and Nexell California; a Sublicense Agreement of the First BD Sublicense dated August 31, 2001 between Baxter and Nexell California; a Sublicense Agreement of the Second BD Sublicense dated August 31, 2001 between Baxter and Nexell California; a Sublicense Agreement of the Dorken Sublicense dated August 31, 2001 between Baxter and Nexell California; a Sublicense Agreement of the Public Health Service Biological Materials License dated August 31, 2001 between Baxter and Nexell California; a Sublicense Agreement of the Diaclone Monoclonal Antibody License dated August 31, 2001 between Baxter and Nexell California; an Employee Lease Agreement dated August 31, 2001 among Baxter, the Registrant and Nexell California; and a Supply Agreement dated August 31, 2001 between Baxter and Nexell California.

     The Registrant's significant operating activities began with its December 1997 acquisition of the business of the Immunotherapy Division of the Biotech Business Group of Baxter, and the Registrant and/or Nexell California have been party to numerous agreements with Baxter. Reference is made to Part I, Item 1 of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for a description of such agreements. Pursuant to the Asset Purchase Agreement, the following agreements between Baxter and Nexell California were terminated on August 31, 2001: (i) Hardware and Disposable Supply Agreement dated December 17, 1997; (ii) US and Canada Instrument Services Agreement dated June 30, 1999; (iii) Hardware and Disposables

Manufacturing Agreement dated December 17, 1997; (iv) Antibody Manufacturing and Storage Agreement dated December 17, 1997; (v) Royalty Assignment and Agreement dated December 17, 1997; (vi) Equipment Lease Agreement dated December 21, 2000; and (vii) Instrument Services Agreement dated November 30, 1999. Baxter currently owns 3,500,000 shares of common stock of the Registrant as well as all of the Series A Convertible Preferred Stock of the Registrant (currently convertible into 7,178,818 shares of common stock) and a warrant to purchase 1,300,000 shares of common stock. The Registrant currently has outstanding approximately 20,940,500 shares of common stock. One of the eight members of the Registrant's board of directors is affiliated with Baxter; such member did not participate in the meeting of the Board of Directors of the Registrant at which the Transaction was approved.

     For a complete description of the terms of the Transaction, reference is made to the exhibits to this Current Report on Form 8-K.

     On September 5, 2001, the Registrant issued a press release related to the Transaction, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

b.   Pro Forma Financial Information.

     The required pro forma financial information giving effect to the Transaction is set forth herein.

     The unaudited pro forma condensed consolidated statements of operations of the Registrant for the six months ended June 30, 2001 and for the year ended December 31, 2000 are presented as if the assets had been sold at the beginning of each of the periods presented. Additionally, the unaudited pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2001 is presented as if the assets had been sold as of that date.

     The pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's unaudited condensed consolidated financial statements and notes thereto included in the Registrant's quarterly report on Form 10-Q for the period ended June 30, 2001 and the audited consolidated financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000. The unaudited pro forma consolidated financial information is not necessarily indicative of the actual operating results or financial position of the Registrant for the periods presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon preliminary estimates, current available information and certain assumptions set forth below in the notes to the unaudited pro forma condensed consolidated financial statements.

---------------------------------------------------------------------------------------------------------
       Pro Forma Condensed
    Consolidated Balance Sheet                 Previously             Pro Forma          Pro Forma
        June 30, 2001                           Reported             Adjustments          Balance
---------------------------------------------------------------------------------------------------------
            ASSETS
---------------------------------------------------------------------------------------------------------
Current assets:
---------------------------------------------------------------------------------------------------------
Cash and cash equivalents            (1)             6,065,000            3,442,000             9,507,000
---------------------------------------------------------------------------------------------------------
Trade receivables, net               (2)             4,194,000           (4,194,000)                   --
---------------------------------------------------------------------------------------------------------
Receivables from related party       (3)             1,613,000           (1,613,000)                   --
---------------------------------------------------------------------------------------------------------
Inventory                            (4)             3,110,000           (3,110,000)                   --
---------------------------------------------------------------------------------------------------------
Short term marketable
 securities                                          2,057,000                                  2,057,000
---------------------------------------------------------------------------------------------------------
Other current assets                 (5)             4,360,000           (1,683,000)            2,677,000
---------------------------------------------------------------------------------------------------------
  Total current assets                              21,399,000           (7,158,000)           14,241,000
---------------------------------------------------------------------------------------------------------
Fixed assets, net                    (6)             6,959,000           (3,453,000)            3,506,000
---------------------------------------------------------------------------------------------------------
Intangible assets, net               (7)            37,385,000           (2,676,000)           34,709,000
---------------------------------------------------------------------------------------------------------
Other assets                                         1,000,000                                  1,000,000
---------------------------------------------------------------------------------------------------------
     Total assets                                   66,743,000          (13,287,000)           53,456,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         LIABILITIES
---------------------------------------------------------------------------------------------------------
Current liabilities:
---------------------------------------------------------------------------------------------------------
Accounts payable                     (8)             3,062,000           (1,405,000)            1,657,000
---------------------------------------------------------------------------------------------------------
Accounts payable due to
 related party                       (9)             4,031,000           (4,031,000)                   --
---------------------------------------------------------------------------------------------------------
Accrued expenses                    (10)             3,384,000             (814,000)            2,570,000
---------------------------------------------------------------------------------------------------------
Capital leases - current
 portion                            (11)               677,000             (677,000)                   --
---------------------------------------------------------------------------------------------------------
Deferred revenue - current
 portion                                               450,000                                    450,000
---------------------------------------------------------------------------------------------------------
  Total current liabilities                         11,604,000           (6,927,000)            4,677,000
---------------------------------------------------------------------------------------------------------
Capital lease obligation -
 non current portion                (11)             1,563,000           (1,563,000)                   --
---------------------------------------------------------------------------------------------------------
Deferred revenue - non
 current portion                                     1,350,000                                  1,350,000
---------------------------------------------------------------------------------------------------------
         Total liabilities                          14,517,000           (8,490,000)            6,027,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------
Convertible preferred stock;
 $.001 par value,
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
1,150,000 shares authorized:
---------------------------------------------------------------------------------------------------------
 Series A                                                  100                                        100
---------------------------------------------------------------------------------------------------------
 Series B                                                  100                                        100
---------------------------------------------------------------------------------------------------------
Common stock                                            21,000                                     21,000
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                         262,081,800                                262,081,800
---------------------------------------------------------------------------------------------------------
Accumulated other
 comprehensive income                                1,238,000              605,000             1,843,000
---------------------------------------------------------------------------------------------------------
Accumulated deficit                 (12)          (211,115,000)          (5,402,000)         (216,517,000)
---------------------------------------------------------------------------------------------------------
 Total shareholders' equity                         52,226,000           (4,797,000)           47,429,000
---------------------------------------------------------------------------------------------------------
   Total liabilities and
    shareholders' equity                            66,743,000          (13,287,000)           53,456,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Pro Forma Condensed Consolidated
Statement of Operations
For the Year Ended                             Previously            Pro Forma         Pro Forma Balance
December 31, 2000                               Reported            Adjustments
---------------------------------------------------------------------------------------------------------
Revenue                             (13)            18,180,000          (17,366,000)              814,000
---------------------------------------------------------------------------------------------------------
Cost of goods sold                  (14)            11,429,000          (11,429,000)                   --
---------------------------------------------------------------------------------------------------------
  Gross profit                                       6,751,000           (5,937,000)              814,000
---------------------------------------------------------------------------------------------------------
Operating expenses:
---------------------------------------------------------------------------------------------------------
 Research and development           (15)            10,828,000           (7,498,000)            3,330,000
---------------------------------------------------------------------------------------------------------
 General and administrative         (15)            10,988,000           (7,832,000)            3,156,000
---------------------------------------------------------------------------------------------------------
 Selling, marketing and
  distribution                      (16)             9,923,000           (9,923,000)                   --
---------------------------------------------------------------------------------------------------------
 Goodwill and intangible
  asset amortization                (17)             4,067,000             (233,000)            3,834,000
---------------------------------------------------------------------------------------------------------
 Depreciation                       (18)             3,437,000             (574,000)            2,863,000
---------------------------------------------------------------------------------------------------------
    Total operating expenses                        39,243,000          (26,060,000)           13,183,000
---------------------------------------------------------------------------------------------------------
Operating loss                                     (32,492,000)          20,123,000           (12,369,000)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Other (income) expenses:
---------------------------------------------------------------------------------------------------------
 Royalty, licensing and other
  related income                                       100,000                                    100,000
---------------------------------------------------------------------------------------------------------
 Royalty expense                                       (78,000)                                   (78,000)
---------------------------------------------------------------------------------------------------------
 Gain on sale of equity
  investment                                        (3,231,000)                                (3,231,000)
---------------------------------------------------------------------------------------------------------
 Interest income                    (19)            (1,217,000)            (322,000)           (1,539,000)
---------------------------------------------------------------------------------------------------------
 Interest expense                   (20)                 8,000               (8,000)                   --
---------------------------------------------------------------------------------------------------------
 Other, net                         (21)                21,000              322,000               343,000
---------------------------------------------------------------------------------------------------------
   Total other (income)
    expense                                         (4,397,000)              (8,000)           (4,405,000)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net loss                                           (28,095,000)          20,131,000            (7,964,000)
---------------------------------------------------------------------------------------------------------
Preferred stock dividends                           (6,371,000)                                (6,371,000)
---------------------------------------------------------------------------------------------------------
Net loss applicable to
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
common stock                                       (34,466,000)          20,131,000           (14,335,000)
---------------------------------------------------------------------------------------------------------
Basic and diluted loss per
 share                                                   (1.84)                1.07                 (0.76)
---------------------------------------------------------------------------------------------------------
Weighted average number of
 shares of common stock
 outstanding - basic and
 diluted                                            18,761,000           18,761,000            18,761,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Pro Forma Condensed Consolidated
Statement of Operations
For the Six Months Ended                       Previously            Pro Forma         Pro Forma Balance
June 30, 2001                                   Reported            Adjustments
---------------------------------------------------------------------------------------------------------
Revenue                             (13)             9,768,000           (9,348,000)              420,000
---------------------------------------------------------------------------------------------------------
Cost of goods sold                  (14)             5,452,000           (5,452,000)                   --
---------------------------------------------------------------------------------------------------------
  Gross profit                                       4,316,000           (3,896,000)              420,000
---------------------------------------------------------------------------------------------------------
Operating expenses:
---------------------------------------------------------------------------------------------------------
 Research and development           (15)             3,755,000           (2,045,000)            1,710,000
---------------------------------------------------------------------------------------------------------
 General and administrative         (15)             2,777,000           (1,199,000)            1,578,000
---------------------------------------------------------------------------------------------------------
 Selling, marketing and
  distribution                      (16)             5,010,000           (5,010,000)                   --
---------------------------------------------------------------------------------------------------------
 Goodwill and intangible
  asset amortization                (17)             2,033,000             (116,000)            1,917,000
---------------------------------------------------------------------------------------------------------
 Depreciation                       (18)             1,630,000             (483,000)            1,147,000
---------------------------------------------------------------------------------------------------------
    Total operating expenses                        15,205,000           (8,853,000)            6,352,000
---------------------------------------------------------------------------------------------------------
Operating loss                                     (10,889,000)           4,957,000            (5,932,000)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Other (income) expenses:
---------------------------------------------------------------------------------------------------------
 Interest income                    (19)              (292,000)             (37,000)             (329,000)
---------------------------------------------------------------------------------------------------------
 Interest expense                   (20)               137,000             (137,000)                   --
---------------------------------------------------------------------------------------------------------
 Other, net                         (21)                63,000              363,000               426,000
---------------------------------------------------------------------------------------------------------
   Total other (income)
    expense                                            (92,000)             189,000                97,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net loss                                           (10,797,000)           4,768,000            (6,029,000)
---------------------------------------------------------------------------------------------------------
Preferred stock dividends                           (3,295,000)                                (3,295,000)
---------------------------------------------------------------------------------------------------------
Net loss applicable to common
 stock                                             (14,092,000)           4,768,000            (9,324,000)
---------------------------------------------------------------------------------------------------------
Basic and diluted loss per
 share                                                   (0.69)                0.23                 (0.46)
---------------------------------------------------------------------------------------------------------
Weighted average number of
 shares of common stock
 outstanding - basic and
 diluted                                            20,450,000           20,450,000            20,450,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

   Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements:

(1) Represents net proceeds from asset sale net of transaction costs (approximately $3,752,000) and costs related to restructuring, including severance (approximately $605,000).
(2)  Represents sale of all trade receivables to Baxter.
(3) To eliminate related party receivables from Baxter which were cancelled as part of the Asset Purchase Agreement.
(4) Represents sale of inventory to Baxter and write-off of inventories not sold to Baxter as the Company is prohibited from sale of such inventory under terms of its agreements with Baxter.
(5) Represent assets of the Registrant's international subsidiary, the stock of which was acquired by Baxter as part of this transaction.
(6) Sale of certain fixed assets, including devices financed under a capital lease arrangement with Baxter, that support the cell processing business.
(7) Write off of certain intangibles, principally those allocated to work force, that have been impaired as a result of the transaction and the related restructure of operations.
(8) Represents accounts payable acquired by Baxter, net of estimated out-of-pocket transaction costs.
(9) Represents related party payables to Baxter which were eliminated as part of the Asset Purchase Agreement.
(10) Represents accrued liabilities acquired by Baxter net of accrued compensated absences due to terminating employees.
(11) Elimination of capital lease obligations related to a capital lease with Baxter that was cancelled as a result of the transaction.
(12) The asset sale was at book value. The accumulated deficit effect represents the income statement impact of various one-time adjustments related to the transaction and the related business restructure. These amounts were not considered in the pro forma condensed consolidated statements of operations presented and are discussed in "Non-Recurring Charges That Will Not Be Included in Future Operating Results" below.
(13) Assumes elimination of product revenues as a result of the transaction. Remaining revenue consists of royalty income from Baxter and amortization of deferred revenue.
(14) Assumes elimination of cost of sales as a result of discontinuing product sales.
(15) Decrease due to reduction in force to approximately 25 employees and specific positions expected to be retained.
(16) Expenses eliminated entirely due to transfer of all sales, marketing and distribution activities as a result of the transaction.

(17) Decrease as a result of write-off of certain intangibles considered to be impaired as a result of the transaction.
(18) Estimated reduction related to fixed assets sold to Baxter.
(19) Additional estimated interest income which would have arisen as a result of the decline in cash operating loss.
(20) Interest expense eliminated as a result of the termination of the Company's capital lease obligation to Baxter.
(21) Elimination of foreign exchange gains and losses as a result of the sale of the Company's international subsidiary and reclassification of cumulative foreign currency translation adjustments included as a component of accumulated other comprehensive income.

NON-RECURRING CHARGES THAT WILL BE INCLUDED IN FUTURE OPERATING RESULTS
Certain non-recurring charges are expected to be recognized during the 12 months subsequent to the date of the transaction. Such amounts are expected to be recognized during the 3 months ending November 30, 2001. These consist of the following:

----------------------------------------------------------------------------------------------------------------
Description                                                                                             Amount
----------------------------------------------------------------------------------------------------------------
Write-off of intangibles, principally amounts allocated to work force, impaired as a result
 of the transaction                                                                                    2,676,000
----------------------------------------------------------------------------------------------------------------
Write-off of otherwise saleable inventory not purchased by Baxter and not marketable by the Company
 under terms of the agreements                                                                           766,000
----------------------------------------------------------------------------------------------------------------
Foreign currency translation adjustments included as a component of accumulated other comprehensive
 income                                                                                                  605,000
----------------------------------------------------------------------------------------------------------------
Estimated direct transaction costs                                                                       500,000
----------------------------------------------------------------------------------------------------------------
Severance and related payments                                                                           605,000
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    250,000
----------------------------------------------------------------------------------------------------------------
                                         Total                                                         5,402,000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

c.   Exhibits.

2.7        Asset Purchase Agreement dated as of August 3, 2001 among the Registrant,
           Nexell California and Baxter (schedules are omitted from this agreement and the other agreements filed herewith, and the Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request).

10.89      Distribution and License Agreement dated August 31, 2001 between Baxter and
           Nexell California.

10.90 Sublicense Agreement of the First BD Sublicense dated August 31, 2001 between Baxter and Nexell California.

10.91 Sublicense Agreement of the Second BD Sublicense dated August 31, 2001 between Baxter and Nexell California.

10.92      Sublicense Agreement of the Dorken Sublicense dated August 31, 2001 between
           Baxter and Nexell California.

10.93      Sublicense Agreement of the Public Health Service Biological Materials
           License dated August 31, 2001 between Baxter and Nexell California.

10.94      Sublicense Agreement of the Diaclone Monoclonal Antibody License dated
           August 31, 2001 between Baxter and Nexell California.

10.95      Employee Lease Agreement dated August 31, 2001 among Baxter, the Registrant and Nexell California.

10.96      Supply Agreement dated August 31, 2001 between Baxter and Nexell California.

99.1       Press Release of the Registrant dated September 5, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NEXELL THERAPEUTICS INC.
                               (Registrant)


                               By: /s/ William A. Albright, Jr.
                                   ----------------------------
                               William A. Albright, Jr.
                               President, Chief Executive Officer,
                               Chief Financial Officer and Treasurer


Dated: September 17, 2001

                               INDEX TO EXHIBITS


 Exhibit                                                                           Method of
   No                                  Description                                   Filing
 -------                               -----------                                 ---------
2.7           Asset Purchase Agreement dated as of August 3, 2001 among the      Filed herewith
              Registrant, Nexell California and Baxter (schedules are            electronically
              omitted from this agreement and the other agreements filed herewith, and the Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request).

10.89         Distribution and License Agreement dated August 31, 2001           Filed herewith
              between Baxter and Nexell California.                              electronically

10.90         Sublicense Agreement of the First BD Sublicense dated August       Filed herewith
              31, 2001 between Baxter and Nexell California.                     electronically

10.91         Sublicense Agreement of the Second BD Sublicense dated August      Filed herewith
              31, 2001 between Baxter and Nexell California.                     electronically

10.92         Sublicense Agreement of the Dorken Sublicense dated August         Filed herewith
              31, 2001 between Baxter and Nexell California.                     electronically

10.93         Sublicense Agreement of the Public Health Service Biological       Filed herewith
              Materials License dated August 31, 2001 between Baxter and         electronically
              Nexell California.

10.94         Sublicense Agreement of the Diaclone Monoclonal Antibody           Filed herewith
              License dated August 31, 2001 between Baxter and Nexell            electronically
              California.

10.95         Employee Lease Agreement dated August 31, 2001 among Baxter,       Filed herewith
              the Registrant and Nexell California.                              electronically

10.96         Supply Agreement dated August 31, 2001 between Baxter and          Filed herewith
              Nexell California.                                                 electronically

99.1          Press Release of the Registrant dated September 5, 2001.           Filed herewith
                                                                                 electronically